UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2017

KELLY SERVICES, INC.
---------------------------------------------------------------------
(Exact name of Registrant as specified in its charter)

DELAWARE	0-1088	38-1510762
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
-------------------------------------------------------------------------------
(Address of principal executive offices)
(Zip Code)

(248) 362-4444
----------------------------------------------------------------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Kelly Services, Inc. (the “Company”) today released financial information containing highlighted financial data for the three and nine months ended October 1, 2017. A copy of the press release is attached as exhibit 99.1 herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1    Press Release dated November 8, 2017.
99.2    Presentation materials for November 8, 2017 conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.
November 8, 2017

/s/ Olivier G. Thirot Olivier G. Thirot Senior Vice President and Chief Financial Officer (Principal Financial Officer)

November 8, 2017

/s/ Laura S. Lockhart Laura S. Lockhart Vice President, Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 8, 2017
99.2	Presentation materials for November 8, 2017 conference call

4